Exhibit 99.1

CURIOSITYSTREAM ANNOUNCES SHARE REPURCHASE PLAN

SILVER SPRING, Md., June 11, 2024 — CuriosityStream Inc. (NASDAQ: CURI), a leading global factual entertainment company, today announced that the Board of Directors (the “Board”) of CuriosityStream, Inc. (the “Company”) authorized and approved a share repurchase program for up to $4 million of the currently outstanding shares of the Company’s common stock. Under the stock repurchase program, the Company intends to repurchase shares through open market purchases, privately-negotiated transactions, block purchases or otherwise in accordance with applicable federal securities laws, including through the use of Rule 10b5-1 trading plans.

The Company cannot predict when or if it will repurchase any shares of common stock as such stock repurchase program will depend on a number of factors, including constraints specified in any Rule 10b5-1 trading plans, price, general business and market conditions, and alternative investment opportunities. This program does not obligate the Company to acquire any particular amount of common stock. The program has no expiration date and may be modified, suspended or discontinued at any time at the Company’s discretion. Information regarding share repurchases will be available in the Company’s periodic reports on Form 10-Q and 10-K filed with the SEC as required by the applicable rules of the Exchange Act.
About Curiosity Inc.
Curiosity Inc. is the entertainment brand for people who want to know more. The global media company is home to award-winning original and curated factual films, shows, and series covering science, nature, history, technology, society, and lifestyle. With millions of subscribers worldwide and thousands of titles, the company operates the flagship Curiosity Stream SVOD service, available in more than 175 countries worldwide; Curiosity Channel, the linear television channel available via global distribution partners; Curiosity University, featuring talks from the best professors at the world's most renowned universities as well as courses, short and long-form videos, and podcasts; Curiosity Now, a free, ad-supported channel; Curiosity Audio Network, with original content and podcasts; and Curiosity Studios, which oversees original programming.com.
Cautionary Statements Regarding Forward-Looking Information
Certain statements in this press release may be considered “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 including, but not limited to, the Company’s plans to repurchase shares of its common stock. Forward-looking statements are inherently subject to risks, uncertainties and assumptions. Generally, statements that are not historical facts, including statements concerning possible or assumed future actions, business strategies, events or results of operations, are forward-looking statements. These statements may be preceded by, followed by or include the words “believes,” “estimates,” “expects,” “projects,” “forecasts,” “may,” “will,” “would,” “should,” “seeks,” “plans,” “scheduled,” “anticipates,” “predicts” or “intends” or similar expressions. Such forward-looking statements involve risks and uncertainties that may cause actual events, results or performance to differ materially from those indicated by such statements. Certain of these risks are identified and discussed under “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2023, that the Company filed with the Securities and Exchange Commission (the “SEC”) on March 25, 2024, and in the Company’s subsequent SEC filings. These risk factors are important to consider in determining future results and should be reviewed in their entirety. Forward-

looking statements are based on the current belief of the management of the Company, based on currently available information, as to the outcome and timing of future events, and involve factors, risks, and uncertainties that may cause actual results in future periods to differ materially from such statements. However, there can be no assurance that the events, results or trends identified in these forward-looking statements will occur or be achieved. Forward-looking statements speak only as of the date they are made, and the Company is not under any obligation, and expressly disclaims any obligation to update, alter or otherwise revise any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by law. Readers should carefully review the statements set forth in the reports that the Company has filed or will file from time to time with the SEC. In addition to factors previously disclosed in the Company’s reports filed with the SEC and those identified elsewhere in this communication, the following factors, among others, could cause actual results to differ materially from forward-looking statements or historical performance: (i) risks related to the Company’s ability to maintain and develop new and existing revenue-generating relationships and partnerships or to significantly increase the Company's subscriber base and retain customers; (ii) the effects of pending and future legislation; (iii) risks of the internet, online commerce and media industry; (iv) the highly competitive nature of the internet, online commerce and media industry and the Company’s ability to compete therein; (v) litigation, complaints, and/or adverse publicity; and (vi) privacy and data protection laws, privacy or data breaches, or the loss of data.
Contacts
CuriosityStream Investor Relations
Vanessa Gillon
IR@curiositystream.com